UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                            _____________________

                                   FORM 8-K
                            _____________________


           CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                         COMMISSION FILE NO.: 0-32143



                        Date of Report:  April 1, 2005



                           INCODE TECHNOLOGIES CORP.
             ----------------------------------------------------
            (Exact name of registrant as specified in its charter)


           Nevada                                         33-0895699
 ----------------------------------------------------------------------------
 (State of other jurisdiction of                     (IRS Employer
  incorporation or organization                       Identification No.)


  111 Howard Boulevard, Suite 108, Mt. Arlington New Jersey       07856
  -------------------------------------------------------------------------
  (Address of principal executive offices)                     (Zip Code)


                                (973) 398-8183
            ---------------------------------------------------
            (Registrant's telephone number including area code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material  Definitive Agreement
Item 5.01	Changes in Control of the Registrant
Item 5.03	Amendments to Articles of Incorporation

Series A Preferred Stock

On April 1, 2005 Incandent Capital, LLC transferred to GreenWorks Corporation, for $1.00, 1,000,000 shares of Incode Technologies' Series A Preferred Stock. Kevin Kreisler, Chairman of Incode Technologies, is the sole member of Incandent Capital, LLC. He is also the Chief Executive Officer of GreenWorks. James Grainer, President and Chief Financial Officer of Incode Technologies, is President and Chief Financial Officer of GreenWorks.

In connection with the transfer, the Board of Directors of Incode Technologies amended the terms of the Series A Preferred Stock. As amended, each of the 1,000,000 shares of Series A Preferred Stock is convertible after April 1, 2006 into 875 shares of Incode Technologies common stock. That conversion ratio will be adjusted, however, on December 31, 2005 and on December 31, 2006 so that the Series A Preferred Stock will be convertible into 70% of the common shares outstanding on those dates. The holder of each share of Series A Preferred Stock is entitled to cast the same number of votes at a meeting of shareholders as equals the number of common shares into which the Preferred share could be converted.

Series B Preferred Stock

On April 1, 2005 Incode Technologies entered into a Share Purchase and Sale Agreement with Candent Corporation. The President of Candent Corporation is the spouse of Kevin Kreisler, Incode's Chairman.

Pursuant to the Share Purchase and Sale Agreement, on April 1, 2005 Candent transferred to Incode all of the outstanding Series A Preferred Stock issued by Incode's subsidiary, Intrance Corporation. In exchange, Incode Technologies issued to Candent 275,000 shares of Series B Preferred Stock.

Each share of Series B Preferred Stock may be converted after April 1, 2008 into 100 shares of Incode common stock. On each of December 31, 2005 and December 31, 2006, that conversion ratio will be adjusted so that the Series B Preferred Stock will be convertible into 5.25% of the Incode common stock outstanding on those dates. On those same dates the conversion ratio will also be adjusted as necessary so that the market value of the common shares into which the Series B Preferred Stock is convertible is no less than $2,750,000. The holder of each share of Series B Preferred Stock is entitled to cast at any shareholders meeting the number of votes that equals the number of common shares into which the Series B share could be converted.

Item 9.01	Financial Statements and Exhibits

Exhibits

10-a	Certificate of Amendment of Certificate of Designations of Series A
        Preferred Stock.

10-b	Certificate of Designations of Series B Preferred Stock.


                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  INCODE TECHNOLOGIES CORP.
Dated:  April 6, 2005
                                  By:  /s/ James L. Grainer
                                  ------------------------------------------
                                  James L. Grainer, Chief Executive Officer